UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 17, 2015 (June 16, 2015)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, IN	47715
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Shareholders of Shoe Carnival, Inc. (the “Company”) held on June 16, 2016, the Company’s shareholders approved the Shoe Carnival, Inc. 2016 Executive Incentive Compensation Plan (the “2016 Incentive Plan”). The 2016 Incentive Plan was approved by the Company’s Board of Directors on March 15, 2016, subject to shareholder approval, and became effective with such shareholder approval on June 16, 2016.

The purpose of the 2016 Incentive Plan is to promote the success of the Company by providing to participating executives of the Company bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.  The 2016 Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company.  The Compensation Committee will determine the executives of the Company eligible for bonus awards and, subject to the terms of the 2016 Incentive Plan, the amount of such bonuses.  Under the 2016 Incentive Plan, the Compensation Committee will establish and administer performance targets for performance periods pursuant to which eligible executives may receive designated bonus compensation.  Performance targets may be based on one or more of the business criteria set forth in the 2016 Incentive Plan.

The foregoing description of the 2016 Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2016 Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference and constitutes a part of this report.

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting of Shareholders on June 16, 2016. The following is a summary of the matters voted on at the meeting, as described in detail in the Company’s definitive Proxy Statement filed on May 5, 2016, and the voting results for each matter.

1.	The three nominees for director were elected to serve three-year terms expiring at the 2019 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Clifton E. Sifford	17,680,370	195,213	5,568	920,765
James A. Aschleman	17,685,005	190,572	5,574	920,765
Andrea R. Guthrie	17,693,194	183,082	4,875	920,765

2.	By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
17,727,447	137,904	15,801	920,764

3.	By the following vote, the shareholders approved the Shoe Carnival, Inc. 2016 Executive Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
17,780,273	85,695	15,184	920,764

4.	The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2016 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
18,674,197	118,685	9,034	0

ITEM 9.01.    Financial Statements and Exhibits.

(d)           Exhibit:

Exhibit No.	Exhibit
10.1	Shoe Carnival, Inc. 2016 Executive Incentive Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.

Dated: June 17, 2016	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President, Chief Operating and Financial Officer and Treasurer

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